

稳 健 医 疗 集 团
Winner Medical Group Inc.
(NASDAQ: WWIN)

A Leading Disposable Medical Dressings and Cotton Home Care Products Provider

September 2011

Safe Harbor Statement

This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included herein are "forward-looking statements" including statements regarding Winner Medical Group Inc. and its subsidiary companies, business strategy, plans and objectives and statements of non-historical information. These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions and involve known and unknown risks and uncertainties. Although Winner Medical Group Inc. believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Winner Medical Group Inc.'s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Winner Medical Group Inc.'s periodic reports that are filed with and available from the Securities and Exchange Commission. All forward-looking statements attributable to Winner Medical Group Inc. or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, Winner Medical Group Inc. does not assume a duty to update these forward-looking statements.

1.1 Company Overview

Founded in 1991, headquartered in Shenzhen, China and listed on NASDAQ in April 2010

Product portfolio covers: Medical products and PurCotton® products

Leading Chinese manufacturer and exporter of high quality cotton-based medical dressings for nine consecutive years*

Vertically integrated: Raw material processing → semi-finished products → finished products

International sales accounted for 76% and 78% of total sales during nine months ended June 30, FY'11 and FY'10, respectively

PurCotton® sales accounted for 13% and 8% of total sales during nine months ended June 30, FY'11 and FY'10, respectively

Winner Medical Group Inc. Owns

Nine Operating Facilities (100% owns)

Shenzhen Winner	Jingmen Winner	Hubei Winner
Chongyang Winner	Yichang Winner	Jiayu Winner
Shanghai Winner	Huanggang Winner	Winner (Huanggang) Cotton

Four Marketing/Sales Subsidiaries/Joint Ventures

Shenzhen PurCotton	Hong Kong Winner
Xishui Winner (L+L)	Chengdu Winner

* Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

1.2 Company Stock Snapshot

NASDAQ GM: WWIN	FYE: Sept. 30
Stock Price (08/26/11)	$3.60
Shares Outstanding	24.1MM
Market Capitalization	$86.9MM
Cash and cash equivalents (As of 06/30/11)	$17MM
Short-term bank loan (As of 06/30/11)	$8.5 MM
Revenue (TTM as of 06/30/11)	$136.7MM
Net Income (TTM as of 06/30/11)	$12.1MM
EPS (TTM as of 06/30/11)	$0.50

Market and Distribution Channels

Medical Dressings Products

- ✓ International Markets: Europe, the Americas and Japan are major markets
- ✓ Domestic Market: Winner® branded products

PurCotton® Products

- ✓ Domestic and International: PurCotton® jumbo-roll supplies
- ✓ Domestic Market: PurCotton® Consumer products

2. Medical Product Segment

Medical Care Products

- ✓Operating Room Products
- ✓Procedural Packs
- ✓Protective Products and Gauzes

Wound Care Products

- ✓Dressing Pad
- ✓Cotton Products
- ✓Retention Products and Dental Products



2.1 International Sales: Trends and Observations

- ✓ Global medical dressings exports ~ $13.3 billion in 2010*
- ✓ China medical dressings exports ~ $1.2 billion in 2010 - 19% year over year growth*
- ✓ China is No.1 exporter of medical dressing products worldwide
- ✓ WWIN has been a leading exporter of medical dressings
- ✓ Advanced medical dressings and surgical gowns are driving export sales
- ✓ WWIN can provide comprehensive, customized services to address various customer needs
- ✓ South America, Middle East and SE Asia are also emerging opportunities

*Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

2.1 International Sales: Board Distribution Networks


($ MM)
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
39.6
42.3
31.4
35.7
16.6
22.3
19.3
25.7
18.8
24.5
18.1
24.8
17.6
18.2
13.6
16.8
5.8
7.7
4.3
5.4
Europe
China
Americas
Japan
Other
FY'09 FY'10 Q1-Q3 FY'2010 Q1-Q3 FY'2011

Third Quarter FY2010 Revenue by Region


3.8%
13.6%
40.1%
23.3%
19.2%
Europe China Americas Japan Other

Third Quarter FY2011 Revenue by Region


4.1%
14.9%
38.7%
20.6%
21.7%
Europe China Americas Japan Other

2.1 International Sales: Broad Base of Customers

Europe

✓10+ years in the marketplace

ARTSANA — Italy

BSN medical — Germany

vernoncarus, smith&nephew — United Kingdom

Medeco — Netherlands

MÖLNLYCKE HEALTH CARE — Sweden

Japan

✓15+ years

白十字

North & South America

✓5+ years

CardinalHealth

COVIDIEN

United States

2.2 Domestic Market for Medical Products: Advantages and Opportunities

Strategy of expanding domestic market:

- ✓ **Product Differentiation**：Focused on sterilized and packaged products
- ✓ **Price Differentiation**：Same quality for lower price vs. exported products; superior quality vs. domestic competitors
- ✓ **Sales Channels**：Partner with industry associations, local distributors, chain drug stores as well as direct selling to hospitals
- ✓ **Market Opportunities**：Chinese healthcare reform promotes products with higher quality and safety; more hospitals are adopting disposable medical products
- ✓ **Enhancement of Industry Standards**：Stringent GMP approval process for medical dressings industry results in higher entry barrier; WWIN is involved in drafting initial industry standards

2.2 Domestic Sales: Expanding Sales Networks

- ✓ **"Winner®" brand** ranked as # 3 in China medical dressings*
- ✓ Winner has been actively building distribution networks in major cities—Eight offices
- ✓ Close cooperation with seven out of the top 10 drug store chains in China
- ✓ Direct sales to hospitals in Guangdong province and Hong Kong
- ✓ JV with Huaxi hospital in Chengdu, covering Western China


Shenyang
Beijing
Shanghai
Wuhan
Chengdu
Chongqing
Fuzhou
Guangzhou
Shenzhen

*Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE) and Huatong Industry research and Medical and Healthcare Commerce Association

PurCotton®: 100% cotton spunlace nonwoven

PurCotton, 100% cotton spunlace nonwoven, is more than an advanced and leading production technique, it is a lifestyle choice for discerning and environmentally conscious customers

PurCotton ® business covers **Jumbo Roll Supplies** and **Consumer Products**

- ✓ Manufacturing process patented in more than 50 countries and regions
- ✓ New production base in Huanggang, Hubei, of 140 acres (6.1 MM square feet) with strong R&D backups
- ✓ Four raw material production lines: two are at full capacity with 2,300 tons/annually and the other two are designed to produce 2,760 tons/annually and now functioning at 50% of capacity

3. Cotton: Eco-friendly


Consume
36 gallon
Produce 80
gallon




Cotton?

- ✓ Cotton meets 36% of the world's textile needs, taking less than 3% of the world's farmland
- ✓ Cotton worldwide absorbs Carbon dioxide equivalent to 7,000,000 vehicles' emissions
- ✓ More energy can be produced from cotton products than it takes to produce cotton itself
- ✓ To produce one ton of paper needs 300 tons of water, while to produce one ton of PurCotton only needs 30 tons of water
- ✓ Water discharged from PurCotton production is harmless

3.1 PurCotton® Jumbo Roll Supplies

Multiple Applications - Home Care, Personal Hygiene, Medical, Laboratory, Industrial, etc.


Water
Ecosystem
Soil
Air


Natural
Eco-friendly











3.2 PurCotton® Consumer Products



Conveying Medical-Class care to millions consumers with our PurCotton® consumer products



- ✓ **Brand Positioning:** High-end 100% cotton lifestyle
- ✓ **Goal**: High-end PurCotton Experience
- ✓ **Target Customers:** Women and households with medium to high income bracket
- ✓ **Price Positioning:** Medium to high
- ✓ **Products Differentiation:**

  Safe, healthy, natural, trusted, unique, superior quality and skin-friendly

3.2 PurCotton® Consumer Products









Mom + Baby Care



Feminine Care



Home Care



Medical Care



3.2 PurCotton® Consumer Products



Market Size, trends and observations

- ✓ 68% penetration rate domestically for sanitary napkin vs. over 90% in developed countries in 2008*
- ✓ 20 million 0-3 year old infants in China with less than 2% penetration rate for baby diapers; 44% globally and 96% in North America**
- ✓ Global market for medical non-woven products to ~ $12bn in 2010, with an annual growth rate of 4%△
- ✓ In the trend of low-carbon, energy-saving and environmental protection strongly promoted by Chinese government
- ✓ Meeting consumers' increasing needs for safe, natural and healthy quality products
- ✓ Granted COTTON USA Mark and Natural™ Trademark

* State Statistics Bureau, HZResearch
** China Paper Association
△ Global Industry Analyst Company

3.2 PurCotton® Retail Distribution Channels



Retail snapshot:

- ✓ Established 100%-owned Shenzhen PurCotton Co., Ltd.
- ✓ Product Varieties: around 400 SKU
- ✓ Multi Market Channels: Retail stores, online sales and supermarket


PurCotton

Retail Stores:

Goal: product cultivation and customer experience

- ✓ 37 stores were opened and ~19K customer membership as of August 10, 2011
- ✓ Self-operated stores in main cities of China:
  Guangdong province: 22 stores,
  Beijing: 10, Shanghai: three, Hong Kong: two
- ✓ Membership customer's repurchase rate more than 50%
- ✓ Franchising operation is FY2012's plan
- ✓ Cash investment around $40K-$60K per new store

3.2 PurCotton® Retail Distribution Channels



PurCotton全棉时代
400-608-1000
16.8
PurCotton
全棉时代大讲堂

E-Commerce:

Goal: easily purchase and incremental sales

- ✓ Online sales: B2C website http://www.purcotton.com and online flagship store on Taobao.com http://purcotton.tmall.com
- ✓ Establishing PurCotton e-commerce firm with strategy individual partners



VIP

Supermarket:

Goal: easily purchase and incremental sales

- ✓ Product covers sanitary napkin, dry and wet PurCotton tissue, and baby diaper
- ✓ Target channels: hypermarket, supermarket, Mon & Baby stores, convenience stores, etc.
- ✓ Core target regions: Beijing, Shanghai, Guangzhou and Shenzhen
- ✓ SKU: around 40 at the end of 2012

4.1 Quality Control System and R&D Efforts





- ✓ Strict quality controls
- ✓ Vertically integrated: begins with raw material processing and ends with export of finished products
- ✓ 14 wholly-owned subsidiaries and three joint ventures
- ✓ Operating primarily in Hubei Province - one of the homes of cotton
- ✓ Comprehensive procurement solutions to customers
- ✓ Design and R&D support: Obtained 42 licensing patents at home and abroad

4.2 Management systems

Advanced management systems provide foundation for efficient operations:

- ✓ SAP and ERP Management Systems, covering purchasing, manufacture, sales, cost control, finance, human resource and retail

- ✓ Strict Quality Management System: FDA Certificates, CE Certificates, Japanese Certificates and ISO13485 Certificates, etc

ISO 9001 TÜV SÜD CE FDA

- ✓ Lean production and upgraded equipment

- ✓ Established corporate culture emphasizes integrity, hard work and innovation

5. Strong and Experienced Management Team

Name	Experience
Jianquan Li **CEO**	✓ Founded Group in 1991 ✓ Developed strategic vision; oversees implementation of business plan ✓ 30 years of experience in medical dressing industry ✓ The director-general China Nonwovens & Industrial Textiles Association
Xiuyuan Fang **CFO**	✓ Joined in 1999 ✓ CPA since 1998 ✓ 20 years' experience in financial management, capital management and tax planning
Kang Hu **VP - IT**	✓ Joined in 2002 ✓ Extensive experience in Information and Technology management
Xia Tang **VP - Operation**	✓ Joined in 1996 ✓ 20 years' experience in operation management

6.1 Segment Analysis & Margins

(MM)	FY'08	FY'09	FY'10	Q3 FY'10	Q3 FY'11
Revenue	$85.5	$98.4	$115.0	$30.9	$41.5
Medical Products	84.1	92.9	104.9	28.3	36.2
PurCotton® Products	1.4	5.5	10.1	2.6	5.3
Gross Profit	21.4	27.9	34.6	8.9	11.3
Medical Products	21.3	26.4	31.2	8.1	9.6
PurCotton® Products	0.1	1.5	3.4	0.8	1.7
Gross Margin	25.0%	28.4%	30.0%	28.9%	27.2%
Medical Products Gross Margin	25.3%	28.5%	29.7%	28.7%	26.7%
PurCotton® Products Gross Margin	7.0%	26.6%	33.7%	31.2%	31.1%
Net Profit	5.1	9.1	13.1	3.3	3.4



Sales Revenue
($MM)
140
120
100
80
60
40
20
0
15%
17%
34%
1.4
84.1
5.5
92.9
10.1
104.9
2.6
28.3
5.3
36.2
FY2008
FY2009
FY2010
Q3 FY'10
Q3 FY'11
Medical Products
PurCotton Products

6.2 Balance Sheet Summary

(MM)	Sept 30, 2008	Sept 30, 2009	Sept 30, 2010	June 30, 2011
Cash and Cash Equivalents	$6.5	$9.5	$14.8	$17.0
Accounts Receivables	13.5	13.1	15.7	20.5
Inventories	15.8	15.0	16.0	25.2
Fixed Assets	57.9	55.8	60.1	63.7
Total Assets	102.0	101.0	119.0	144.6
Short-term Loan	15.0	6.6	0.00	8.5
Account Payables	8.3	4.8	5.4	8.1
Total Current Liabilities	29.0	18.7	13.0	25.3
Total Liabilities	29.0	18.7	13.1	25.3
Total Shareholders' Equity	73.0	82.3	105.9	119.2

6.3 Efficiency Ratios

We strive to maintain capital and operational efficiency

Operational Ratios	FY'08	FY'09	FY'10	Q3 FY'10	Q3 FY'11
Days of AR turnover	49	45	44	44	44
Days of Inv. turnover	83	80	71	71	77
SGA/Sales %	17.7%	17.4%	17.4%	17.1%	17.6%

7.1 Investment Highlights- Growth Strategy

Market and expand PurCotton® consumer products: mid-long term strategy

Expand domestic medical distribution network for Winner® Branded products

Develop new products for existing international customers

7.2 Investment Highlights

An established player in the medical dressing market – leading exporter of medical dressings in China*

Long-term relationships with key overseas markets using cost and quality advantages one-stop-shop and tailor-made solutions

Gaining domestic market share as more customers focus on product quality

PurCotton® is an all-natural alternative with many attractive market applications

Company achieved over 20% net sales CAGR over the last six years (2004-2010)

* Source: China Chamber of Commerce for Import & Export of Medicine & Health Products (CCCMHPIE)

Contact Information

Corporation	Auditor
Winner Medical Group Inc.	BDO Limited
Ms. Huixuan Chen (Fiona)	8/F Wing On Centre
Tel: (86) 755 2806 6858	111 Connaught Road, Hong Kong
Email: investors@winnermedical.com	
Website: www.winnermedical.investorroom.com	
www.winnermedcial.com	
www.purcotton.com	